Subordinated Debentures	12 Months Ended
Dec. 31, 2011
Subordinated Debentures [Abstract]
Subordinated Debentures

11. SUBORDINATED DEBENTURES

The Corporation issued an aggregate of $15 million in subordinated debentures in July and August 2008. This subordinated debenture has a floating interest rate, which resets quarterly at 90 day LIBOR plus 3.75%, has a maturity of 10 years, and can be prepaid at the end of 5 years with no prepayment penalty. At December 31, 2011, the rate was 4.30% and will next reset on March 15, 2012. Interest is payable quarterly and principal is due September 15, 2018.

In April 2009, the Corporation raised an additional $7.5 million in subordinated debentures. These subordinated debentures bear an interest rate at a rate per annum equal to the 90 day LIBOR rate plus 5.75% and is adjusted quarterly. Interest is payable quarterly and principal is due on June 15, 2019. The rate of interest is capped at 10.0% per annum during the first 5 years of the term. At December 31, 2011, rate was 6.30% and will next reset on March 15, 2012.

Subordinated debentures qualify as Tier II regulatory capital for the first five years from the date of issuance and thereafter are discounted as the subordinated debentures approach maturity, with one fifth of the original amount excluded from Tier II capital each year during the last five years before maturity. When the remaining maturity is less than one year, the subordinated debentures are excluded from Tier II capital. Unamortized subordinated debenture issuance costs were $258 thousand and $296 thousand at December 31, 2011 and 2010, respectively. These costs are amortized over the term of the debt, as an adjustment to the yield.